                                                                  EXHIBIT 10.2.3

             MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

                                 by and between

                            THE BORROWER OR BORROWERS
                          LISTED ON SCHEDULE 1 HERETO

                                       and

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    as Lender

                           Dated as of March 31, 2003

Modification Agreement (Mortgage)

         THIS MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "AGREEMENT"), is made as of March 31, 2003, by the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "BORROWER" and collectively, " BORROWERS"), in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER"), having an address at 4 World Financial Center, New York, New York 10080.

                                    RECITALS:

         WHEREAS, Lender previously made a loan in the principal sum of $224,036,325 (the "ORIGINAL LOAN") to the Borrowers, which Original Loan (i) is evidenced by and advanced pursuant to the terms and provisions of that certain Note dated as of November 25, 2002, made by the Borrowers to Lender (the "ORIGINAL NOTE") and the Loan and Security Agreement dated as of November 25, 2002, among the Borrowers and Lender (the "LOAN AGREEMENT") and (ii) is secured by, among other things, the Loan Documents (hereinafter defined);

         WHEREAS, Lender previously made a loan in the principal sum of $78,671,201 (the "ORIGINAL MEZZANINE LOAN") to the Mezzanine Borrowers (as defined in the Loan Agreement), which Original Mezzanine Loan is evidenced by and advanced pursuant to the terms and provisions of that certain Mezzanine Note dated as of November 25, 2002, made by the Mezzanine Borrowers to Mezzanine Lender (as defined in the Loan Agreement) (the "ORIGINAL MEZZANINE NOTE") and the Loan and Security Agreement dated as of November 25, 2002, among the Mezzanine Borrowers and Mezzanine Lender;

         WHEREAS, in connection with the Original Loan, Guarantor (as defined in the Loan Agreement) guaranteed to Lender repayment of the Original Loan and certain recourse obligations pursuant to and to the extent as described in the terms and provisions of the Guaranty (as defined in the Loan Agreement);

         WHEREAS, in connection with the Original Loan, Guarantor agreed to indemnify and hold Lender harmless from and against certain claims and obligations pursuant to and as described in the provisions the Environmental Indemnity (as defined in the Loan Agreement);

         WHEREAS, at the time of origination of the Original Mezzanine Loan and the Original Loan, each of the Mezzanine Borrowers and the Borrowers agreed, in consideration of making the Mezzanine Loan and the Original Loan prior to the final determination of sizing of the Original Mezzanine Loan and the Original Loan, that prior to a Securitization the principal balance of the Original Loan and the Original Mezzanine Loan may be adjusted in the sole discretion of Lender and Mezzanine Lender (the "RESIZING"), subject to certain limitations with respect to, among other things, (i) changes in the weighted average interest rate and aggregate debt service payable on the Original Mezzanine Loan and the Original Loan, and (ii) material changes to the rights or obligations of the Mezzanine Borrowers and the Borrowers under the Mezzanine Loan Documents and the Loan Documents;

         WHEREAS, Lender and Mezzanine Lender have elected to cause the Resizing to be effectuated pursuant to the terms hereof, and pursuant to certain additional documents executed

Modification Agreement (Mortgage)
and delivered by the Mezzanine Borrowers, the Borrowers, Mezzanine Lender and Lender, as applicable;

         WHEREAS, in connection with the Resizing, pursuant to the terms of that certain Note Severance Agreement dated as of the date hereof among the Borrowers and Lender, the Original Note has been severed into two notes in the respective amounts of $218,127,000 (the "RESTATED NOTE"), and $5,539,275 (the "ASSUMED NOTE");

         WHEREAS, in connection with the Resizing, the Mezzanine Borrowers have assumed the repayment obligations under and pursuant to the terms of the Assumed Note;

         WHEREAS, in connection with the Resizing, Lender has assigned all of its right, title and interest in and to the Assumed Note, but not the Amended and Restated Promissory Note A, to Mezzanine Lender and Mezzanine Lender has succeeded to all right, title and interest in and to the Assumed Note;

         WHEREAS, Lender is now the owner and holder of (i) those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents, and Security Agreement, dated as of November 25, 2002 (as amended, modified or restated from time to time, (collectively, the "SECURITY INSTRUMENTS") executed by the Borrower named therein encumbering such Borrower's fee simple or leasehold interest in and to certain real property as more particularly described therein, and (ii) the Restated Note; and

         WHEREAS, the Borrowers and Lender have agreed in the manner hereinafter set forth to modify the terms and provisions of the Loan Agreement, the Security Instruments, that certain Cash Management Agreement (the "CASH MANAGEMENT AGREEMENT") dated as of November 25, 2002, among the Borrowers, Lender and Wachovia Bank, National Association, and such other documents as are set forth on SCHEDULE 1 (such other documents, together with the Cash Management Agreement, collectively, the "OTHER LOAN DOCUMENTS", and together with the Loan Agreement, the Restated Note, and the Security Instrument, collectively, the "LOAN DOCUMENTS") in the manner hereinafter set forth.

         NOW THEREFORE, in pursuance of said agreement and in consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Borrowers and Lender hereby agree as follows:

         A.       The Recitals are hereby incorporated herein by this reference.

         B. The Loan Agreement shall be deemed modified and amended in the following respects:

                  (i) The term "NOTE" as used in the Loan Agreement shall refer to the Restated Note.

                  (ii) The term "LOAN" as used in the Loan Agreement shall refer to a loan in the original principal amount of $218,127,000 as the same may be decreased from time to time.

                  (iii)    The definition of "APPLICABLE SPREAD" set forth in
                           Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "APPLICABLE SPREAD" means 2.3600%.

                  (iv) The definition of "MEZZANINE LENDER'S PERCENTAGE" set forth in Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MEZZANINE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the then outstanding principal balance of the Mezzanine Loan bears to the Aggregate Outstanding Principal Balance. As of the date hereof Mezzanine Lender's Percentage is 27.82%.

                  (v)      The definition of "MEZZANINE LOAN" set forth in
                           Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MEZZANINE LOAN" means that certain loan in the amount of $84,080,526 from Mezzanine Lender to the Mezzanine Borrowers.

                  (vi) The definition of "MORTGAGE LENDER'S PERCENTAGE" set forth in Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MORTGAGE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the outstanding principal balance of the Loan bears to the Aggregate Outstanding Principal Balance. As of the date hereof, Mortgage Lender's Percentage is 72.18%.

                  (vii) The definition of "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" set forth in Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" shall mean
                           (x) $69,550 through and including the Payment Date in November 2003, (y) $104,325 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $139,100 thereafter through the Maturity Date.

                  (viii) The definition of "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" set forth in Section 1.1 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" shall mean
                           (x) $180,450 through and including the Payment Date in November 2003, (y) $ 270,675 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and
                           (z) $360,900 thereafter through the Maturity Date.

                  (ix) Section 2.1(A) and (B) of the Loan Agreement shall be deemed modified and amended by replacing all references therein to the figure "$224,036,325" with the figure "$218,127,000."

                  (x) Section 2.6(B) of the Loan Agreement shall be deemed modified and amended by deleting the final sentence thereof and inserting the following:

                           "PREPAYMENT CONSIDERATION" shall mean an amount equal to (i) prior to the Payment Date in December 2003, three percent (3%) of the amount prepaid, and (ii) on and after the Payment Date in December 2003, but prior to the Payment Date in May 2004, two percent (2%) of the amount prepaid, and (iii) thereafter through the Scheduled Maturity Date one percent (1%) of the amount prepaid.

                  (xi) EXHIBIT A captioned "Allocated Loan Amount/Aggregate Allocated Loan Amount" of the Loan Agreement shall be deemed deleted in its entirety and replaced with EXHIBIT A annexed hereto and made a part hereof.

         C. The Other Loan Documents shall each be deemed modified and amended in the following respects:

                  (i) The terms "NOTE" and "MORTGAGE NOTE" as used in the Other Loan Documents shall be deemed to refer to the Restated Note.

                  (ii) The terms "LOAN" and "MORTGAGE LOAN" as used in the Other Loan Documents shall be deemed to refer to a loan in the original principal amount of $218,127,000 as the same may be decreased from time to time.

                  (iii) All references in the Other Loan Documents to the figure "$78,671,526" shall be deemed to refer to the figure "$84,080,526".

                  (iv) All references in the Other Loan Documents to the figure "$224,036,325" shall be deemed to refer to the figure "$218,127,000".

         D. The Cash Management Agreement shall be deemed further modified and amended in the following respects:

                  (i)      The definition of "MONTHLY FF&E PAYMENT" set forth in
                           Article I of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MONTHLY FF&E PAYMENT" shall mean the monthly deposit required to be made to the FF&E Reserve pursuant to
                           Section 6.4 of the Loan Agreement; provided that if at the time of determination thereof the actual

                           Operating Revenues utilized in calculating the Monthly FF&E Payment have not been determined for the applicable month, such calculation shall be based upon the Operating Revenues set forth for such month in the applicable Operating Budget, and, upon determination of the actual Operating Revenues for such month, any deficit or excess deposits with respect to the FF&E Reserve shall be adjusted within five (5) Business Days of such determination, with any deficit being satisfied, and any excess being allocated and deposited, in accordance with Section 3.3(a) hereof.

                  (ii) The definition of "MONTHLY OPERATING EXPENSE BUDGET AMOUNT" set forth in Article I of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MONTHLY OPERATING EXPENSE BUDGET AMOUNT" shall mean, with respect to each month, an amount equal to the Operating Expenses plus estimated sales and similar taxes relating to the Properties (excluding therefrom Impositions, Insurance Premiums, FF&E expenditures, and management fees payable to any Manager that is an Affiliate of the Borrowers) set forth in the Approved Operating Budget for the applicable month of determination.

                  (iii) Section 2.1(f) of the Cash Management Agreement shall be deemed modified and amended by replacing all references therein to "Section 3.3(a)(vii)" with the reference to "Section 3.3(a)(vi)".

                  (iv) Section 3.3(a) of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           (a) At any time other than after the occurrence and during the continuance of an Event of Default, Agent shall allocate and distribute, as applicable, all available funds on deposit in the Lock Box Account on each Business Day of each calendar month (or such other period of time as set forth below) in the following amounts and order of priority:

                                    (i)      First, to the Impositions and
                                             Insurance Reserve Sub-Account, the
                                             Monthly Impositions and Insurance
                                             Amount for the next Monthly Payment
                                             Date;

                                    (ii)     Second, to the Debt Service
                                             Sub-Account, that portion of the
                                             Monthly Debt Service Payment Amount
                                             constituting interest only due
                                             under the Note and the Loan
                                             Agreement for the next Monthly
                                             Payment Date;

                                    (iii)    Third, for so long as the Mezzanine
                                             Loan is outstanding, to the
                                             Mezzanine Loan Debt Service
                                             Sub-Account, an amount equal to
                                             that portion of the Monthly
                                             Mezzanine Debt

                                             Service Payment Amount constituting
                                             interest only due under the
                                             Mezzanine Loan Agreement for the
                                             next Monthly Payment Date;

                                    (iv)     Fourth, on the Monthly Payment Date
                                             in November 2003 and on each
                                             Monthly Payment Date thereafter, to
                                             the Debt Service Sub-Account, that
                                             portion of the Monthly Debt Service
                                             Payment Amount constituting
                                             principal only due under the Note
                                             and the Loan Agreement for the next
                                             Monthly Payment Date;

                                    (v)      Fifth, on the Monthly Payment Date
                                             in November 2003 and on each
                                             Monthly Payment Date thereafter,
                                             for so long as the Mezzanine Loan
                                             is outstanding, to the Mezzanine
                                             Loan Debt Service Sub-Account, an
                                             amount equal to that portion of the
                                             Monthly Mezzanine Debt Service
                                             Payment Amount constituting
                                             principal only due under the
                                             Mezzanine Loan Agreement;

                                    (vi)     Sixth, to the FF&E Reserve Account,
                                             the Monthly FF&E Payment for the
                                             next Monthly Payment Date;

                                    (vii)    Seventh, to the Operating Expense
                                             Sub-Account, funds sufficient to
                                             pay the Monthly Operating Expense
                                             Budget Amount for the next calendar
                                             Month;

                                    (viii)   Eighth, to the Operating Expense
                                             Sub-Account, funds in an amount
                                             necessary to pay Extraordinary
                                             Expenses approved by Lender and
                                             Mezzanine Lender, if any;

                                    (ix)     Ninth, to the Operating Expense
                                             Sub-Account, subject to the terms
                                             and conditions of the Assignment of
                                             Management Agreement, any
                                             management fees due and owing to
                                             Manager which have not previously
                                             been paid to Manager, together with
                                             any fees payable to Manager for the
                                             next calendar month pursuant to the
                                             Management Agreement not otherwise
                                             paid pursuant to (vii) above;

                                    (x)      Tenth, to the Debt Service
                                             Sub-Account, Mortgage Lender's
                                             Percentage of each of (a) the
                                             Excess Cash Flow Amortization
                                             Payment and (b) the Excess Cash
                                             Flow Supplemental Payment, together
                                             with that portion of the Monthly
                                             Debt Service Payment Amount
                                             constituting late payment charges,
                                             default interest, and any other
                                             amounts (other than interest and
                                             principal paid pursuant to (ii) and
                                             (iv) above) then due and owing
                                             under the Loan Agreement
                                             due for the next Monthly Payment
                                             Date under the Loan Agreement;

                                    (xi)     Eleventh, for so long as the
                                             Mezzanine Loan is outstanding, to
                                             the Mezzanine Loan Debt Service
                                             Sub-Account, Mezzanine Lender's
                                             Percentage of each of (a) the
                                             Excess Cash Flow Amortization
                                             Payment and (b) the Excess Cash
                                             Flow Supplemental Payment, together
                                             with that portion of the Monthly
                                             Mezzanine Debt Service Payment
                                             Amount constituting late payment
                                             charges, default interest, and any
                                             other amounts (other than interest
                                             and principal paid pursuant to
                                             (iii) and (v) above) due for the
                                             next Monthly Payment Date under the
                                             Mezzanine Loan Agreement;

                                    (xii)    Twelfth, if a Cash Trap Event shall
                                             have occurred and is continuing,
                                             any amounts remaining in the Lock
                                             Box Account after deposits for
                                             items (i) through (xi) above shall
                                             be deposited into the Cash Trap
                                             Reserve Sub-Account; and

                                    (xiii)   Thirteenth, if no Cash Trap Event
                                             shall have occurred and is
                                             continuing, any amounts remaining
                                             in the Lock Box Account after
                                             deposits for items (i) through (xi)
                                             above shall be paid to, or as
                                             directed by, the Borrowers.

                  (v) Sections 3.3(c) and 3.3(d) of the Cash Management Agreement shall be deemed deleted in their entirety and replaced with the following:

                           (c) The Borrowers shall use, or caused to be used, all disbursements made to it under Sections 3.3(a)(vii) and (viii) solely to pay Operating Expenses in accordance with the Approved Operating Budget and to pay Extraordinary Expenses for which Lender has approved disbursements under Section 3.3(a)(viii) above.

                           (d) Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make any disbursement from the Lock Box Account (under Sections 3.3(a)(vii) and (viii) or otherwise) to pay for any costs or expenses (including legal fees) in connection with any dispute or defense of the Borrowers under any of the Loan Documents.

                  (vi) Section 3.4 of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           SECTION 3.4 DISBURSEMENTS FOR OPERATING EXPENSE AMOUNTS. The Borrowers shall provide on a monthly basis (a) a reasonably detailed explanation of any variances of ten percent (10%) or more between budgeted (as set forth in the Approved Operating Budget) and actual Operating Expense amounts for any month in the aggregate, and (b) with respect to any individual item with a cost of $10,000 or more and not otherwise covered by the Approved Operating Budget, all invoices or other backup requested by Lender to substantiate the amount disbursed to the Borrowers pursuant to Section 3.3(a)(vii) and (viii).

                  (vii) Section 4.1(c) of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           (c) Operating Expense Sub-Account. Funds deposited into the Operating Expense Sub-Account pursuant to Sections 3.3(a)(vii) through (ix) shall be distributed to the Borrowers on each Business Day.

                  (viii) Section 8.4 of the Cash Management Agreement shall be deemed modified and amended by inserting as the first sentence thereof the following:

                           Agent shall deduct from the Lock Box Account for its own account the monthly Servicing Fee for which the Borrowers are responsible pursuant to Section 2.11 of the Loan Agreement prior to making any disbursements pursuant to Section 3.3(a)(ii) hereof, and, for so long as the Mezzanine Loan is outstanding, Agent shall deduct from the Lock Box Account the monthly Servicing Fee (as such term is defined in the Mezzanine Loan Agreement) for which the Mezzanine Borrowers are responsible pursuant to Section 2.11 of the Mezzanine Loan Agreement to be remitted to the Servicer (as such term is defined in the Mezzanine Loan Agreement) prior to making any disbursements pursuant to Section 3.3(a)(iii) hereof.

         E. The Borrowers and Lender acknowledge and agree that Lender has waived any amortization payment required pursuant to Section 2.4(A) of the Loan Agreement for the Payment Date in March 2003 only. Notwithstanding the foregoing to the contrary, the Borrowers acknowledge and agree that the aggregate amount of the Scheduled Principal Payments (with the Scheduled Principal Payment for the Payment Date in March 2003 being deemed to be $185,025) through the Payment Date in March 2003 is $740,100, and further acknowledge and agree that the aggregate of all principal payments made by the Borrowers through the Payment Date in March 2003 is $370,050, and therefore the aggregate Amortization Deficiency through the Payment Date in March 2003 shall be deemed to be $370,050. Further, the Borrowers shall retain any Excess Cash Flow accruing during the month of March 2003, which amounts shall be (i) included in calculating Excess Cash Flow for the month of April 2003 for all intents and purposes under the Loan Documents, and (ii) applied (together with any Excess Cash Flow accruing during the month of April 2003) in accordance with Section 2.4(A) of the Loan Agreement.

         F. The Borrowers acknowledge and agree that the Loan shall continue to be evidenced by and payable in accordance with the provisions of the Restated Note and the Loan Agreement, as hereby confirmed, modified and amended. The Borrowers hereby agree to perform all of the terms, covenants and provisions contained in the Restated Note and the Loan Agreement, as hereby confirmed, modified and amended.

         G. The Borrowers represent and warrant that as of the date hereof, to their Knowledge there are no Events of Default under any of the terms, covenants or provisions of the Loan Documents and the Borrowers know of no event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default under the Loan Documents.

         H. The Borrowers represent, warrant and covenant that to their Knowledge there are no offsets, counterclaims or defenses to the Obligations, this Agreement, or the Loan Documents and that the Borrowers (and the undersigned representatives of the Borrowers) have full power, authority and legal right to execute this Agreement and keep and observe all of the terms of this Agreement on the Borrowers' part to be observed or performed.

         I. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Documents shall continue in full force and effect. In the event of any conflict between any of the terms, covenants and provisions of this Agreement and those of the Loan Documents, the terms, covenants and provisions of this Agreement shall control.

         J. No amendment or waiver of any term, covenant or provision of this Agreement nor consent to any departure by the Borrowers from the terms, covenants or provisions of this Agreement shall be effective unless the same shall be in writing and signed by Lender and, in the case of an amendment, the Borrowers and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         K. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         L. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         M. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

         N. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                        [NO ADDITIONAL TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the undersigned Borrowers and Lender have executed this Agreement as of the day and year first written above.

                  ALBANY HOTEL, INC., a Florida corporation,

                  APICO HILLS, INC., a Pennsylvania corporation,

                  APICO INNS OF GREEN TREE, INC., a
                  Pennsylvania corporation,

                  BRUNSWICK MOTEL ENTERPRISES, INC., a
                  Georgia corporation,

                  DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                  DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                  GADSDEN HOSPITALITY, INC., an Alabama
                  corporation,

                  LODGIAN AMI, INC., a Maryland corporation,

                  MINNEAPOLIS MOTEL ENTERPRISES, INC., a
                  Minnesota corporation,

                  NH MOTEL ENTERPRISES, INC., a Michigan
                  corporation,

                  SERVICO AUSTIN, INC., a Texas corporation,

                  SERVICO CEDAR RAPIDS, INC., an Iowa
                  corporation,

                  SERVICO COLUMBIA, INC., a Maryland
                  corporation,

                  SERVICO GRAND ISLAND, INC., a New York
                  corporation,

                  SERVICO HOUSTON, INC., a Texas corporation,

                  SERVICO JAMESTOWN, INC., a New York
                  corporation,

                  SERVICO LANSING, INC., a Michigan
                  corporation,

                  SERVICO MARKET CENTER, INC., a Texas
                  corporation,

                  SERVICO MARYLAND, INC., a Maryland
                  corporation,

                  SERVICO METAIRIE, INC., a Louisiana
                  corporation,

                  SERVICO NEW YORK, INC., a New York
                  corporation,

                  SERVICO NIAGARA FALLS, INC., a New York
                  corporation,

                  SERVICO NORTHWOODS, INC., a Florida
                  corporation,

                  SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                  SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                  SERVICO PENSACOLA, INC., a Delaware
                  corporation,

                  SERVICO ROLLING MEADOWS, INC., an
                  Illinois corporation,

                  SERVICO WINTER HAVEN, INC., a Florida
                  corporation,

                  SHEFFIELD MOTEL ENTERPRISES, INC., an
                  Alabama corporation,

                  IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and

                  LODGIAN MEMPHIS PROPERTY OWNER,
                  LLC, a Delaware limited liability company

                  By: /s/ Daniel E. Ellis
                     --------------------------------
                     Name: Daniel E. Ellis
                     Title: Vice President and Secretary or
                            authorized signatory of the above
                            entities

                  AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

                  By: AMIOP ACQUISITION GENERAL
                      PARTNER SPE CORP., a Delaware
                      corporation, its General Partner

                      By: /s/ Daniel E. Ellis
                          ---------------------------
                          Name: Daniel E. Ellis
                          Title: Vice President and Secretary

                  DEDHAM LODGING ASSOCIATES I, LIMITED
                  PARTNERSHIP, a Georgia limited partnership

                  By: DEDHAM LODGING SPE, INC., a Delaware
                      corporation, its General Partner

                      By: /s/ Daniel E. Ellis
                          ---------------------------
                          Name: Daniel E. Ellis
                          Title: Vice President and Secretary

                  LITTLE ROCK LODGING ASSOCIATES I,
                  LIMITED PARTNERSHIP, a Georgia limited
                  partnership

                  By: LODGIAN LITTLE ROCK SPE, INC., a
                      Delaware corporation, its General Partner

                      By: /s/ Daniel E. Ellis
                          ---------------------------
                          Name: Daniel E. Ellis
                          Title: Vice President and Secretary

                  SERVICO CENTRE ASSOCIATES, LTD., a
                  Florida limited partnership

                  By: SERVICO PALM BEACH GENERAL
                      PARTNER SPE, INC., a Delaware
                      corporation, its General Partner

                      By: /s/ Daniel E. Ellis
                          ---------------------------
                          Name: Daniel E. Ellis
                          Title: Vice President and Secretary

                      LENDER:

                      MERRILL LYNCH MORTGAGE
                      LENDING, INC., a Delaware corporation

                      By: /s/ Steven Glassman
                          ---------------------------
                      Name: Steven Glassman
                      Title: Authorized Signatory

                              CONSENT OF GUARANTOR

The undersigned has executed this Agreement in order to signify its consent to the execution and delivery of this Agreement and the Restated Note by the Borrowers and its agreement to be bound by the terms hereof to the extent applicable. The undersigned hereby ratifies and confirms the Guaranty and the Environmental Indemnity, as each have been amended and modified by this Agreement, and acknowledges that to its Knowledge there are no offsets, counterclaims or defenses of any nature whatsoever to its obligations and liabilities under either of the Guaranty or the Environmental Indemnity, as each have been amended and modified by this Agreement.

Dated: March 31, 2003

                                    GUARANTOR:

                                    LODGIAN, INC.
                                    a Delaware corporation

                                    By: /s/ Daniel E. Ellis
                                        ---------------------------------------
                                          Name:  Daniel E. Ellis
                                          Title:  Vice President and Secretary

                                CONSENT OF AGENT

The undersigned has executed this Agreement in order to signify its agreement to be bound by the terms hereof to the extent applicable with respect to the Cash Management Agreement, and for no other purpose.

Dated: March 31, 2003

                                    AGENT:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION

                                    By: /s/ David F. Sisom
                                        --------------------------------------
                                    Name: David F. Sisom
                                    Title: Vice President

                           ACKNOWLEDGEMENT OF MANAGER

The undersigned has executed this Agreement in order to signify its agreement to be bound by the terms hereof to the extent applicable with respect to the Cash Management Agreement, the Assignments of Management Agreements, and any of the other Loan Documents to which Manager is a party.

Dated: March 31, 2003

                                    MANAGER:

                                    LODGIAN MANAGEMENT CORP.

                                    By: /s/ Daniel E. Ellis
                                       ---------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President

                                   SCHEDULE 1

                                    BORROWERS

                               (LIST OF BORROWERS)

ALBANY HOTEL, INC., a Florida corporation,

APICO HILLS, INC., a Pennsylvania corporation,

APICO INNS OF GREEN TREE, INC., a Pennsylvania corporation,

BRUNSWICK MOTEL ENTERPRISES, INC., a Georgia corporation,

DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

GADSDEN HOSPITALITY, INC., an Alabama corporation,

LODGIAN AMI, INC., a Maryland corporation,

MINNEAPOLIS MOTEL ENTERPRISES, INC., a Minnesota corporation,

NH MOTEL ENTERPRISES, INC., a Michigan corporation,

SERVICO AUSTIN, INC., a Texas corporation,

SERVICO CEDAR RAPIDS, INC., an Iowa corporation,

SERVICO COLUMBIA, INC., a Maryland corporation,

SERVICO GRAND ISLAND, INC., a New York corporation,

SERVICO HOUSTON, INC., a Texas corporation,

SERVICO JAMESTOWN, INC., a New York corporation,

SERVICO LANSING, INC., a Michigan corporation,

SERVICO MARKET CENTER, INC., a Texas corporation,

SERVICO MARYLAND, INC., a Maryland corporation,

SERVICO METAIRIE, INC., a Louisiana corporation,

SERVICO NEW YORK, INC., a New York corporation,

SERVICO NIAGARA FALLS, INC., a New York corporation,

SERVICO NORTHWOODS, INC., a Florida corporation,

SERVICO PENSACOLA 7200, INC., a Delaware corporation,

SERVICO PENSACOLA 7330, INC., a Delaware corporation,

SERVICO PENSACOLA, INC., a Delaware corporation,

SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

SERVICO WINTER HAVEN, INC., a Florida corporation,

SHEFFIELD MOTEL ENTERPRISES, INC., an Alabama corporation,

IMPAC HOTELS I, L.L.C., a Georgia limited liability company,

LODGIAN MEMPHIS PROPERTY OWNER, LLC, a Delaware limited liability company,

AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a Georgia limited partnership

LITTLE ROCK LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a
    Georgia limited partnership

SERVICO CENTRE ASSOCIATES, LTD., a Florida limited partnership

                                   SCHEDULE 2

                              OTHER LOAN DOCUMENTS

1.       Assignments of Leases
2.       Assignments of Management Agreements
3.       Guaranty
4.       Environmental Indemnity
5.       Assignment of Rate Cap
6.       Post-Closing Agreement given by the Borrowers

                                                                       EXHIBIT A



             ALLOCATED LOAN AMOUNT/AGGREGATE ALLOCATED LOAN AMOUNT